SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : September 9, 2009

                         COMMISSION FILE NO. 333-136643

                              ONE HOLDINGS, CORP.
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             (Exact name of registrant as specified in its charter)






            Florida                                        59-3656663
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



                8525 NW 53rd Terr., Suite C101, Doral, FL 33166
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                    (Address of principal executive offices)

                                  877-544-2288
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                           (Issuer telephone number)

   Contracted Services, Inc., 318 Holiday Drive, Hallandale Beach, FL, 33009
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                           (Former Name and Address)









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 Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment on Form 8-K/A (the "Amendment") amends Item 2.01 of the Current Report for ONE Holdings, Corp. (the "Registrant" and or "ONE") on Form 8-K, as initially filed with the Securities and Exchange Commission on September 9, 2009 (the "Original Report"). The purpose of this Amendment is to include the audited financial statements of Trade Finance Solutions ("TFS") for 2007 and 2008 and the interim year to date statements for June 30, 2009. This Amendment is an amendment of the Original Report in its entirety in order to provide a complete presentation.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS
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(a) Financial Statements of Businesses Acquired and Pro Forma

Financial
Statements                                          Description
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9.1           TFS 2007 & 2008 Financial Statements
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9.2           TFS Q2 - 2009 Financial Statements
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9.3           Pro forma Financial Information
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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONE Holdings, Corp.


October 5, 2009                            /s/ Marius Silvasan__________________
                                           Marius Silvasan
                                           Chief Executive Officer and Director

October 5, 2009                            /s/ Cris Neely_______________________
                                           Cris Neely
                                           Chief Financial Officer and Director